Exhibit 10.3

June 22, 2005

[Director Name and Address]

SUBJECT: Nonqualified Deferred Compensation Plan Changes

Dear [Director]:

We are making significant changes to Plum Creek’s Nonqualified Compensation and Deferral Plans to meet the requirements of the American Jobs Creation Act of 2004.

As approved at the meeting of the Compensation Committee on May 9, 2005 the following changes are being made:

•	The grant of a one-time election to have your deferred director compensation (cash and/or stock) paid out during 2005.

•	The amendment of the Plum Creek Directors Stock Ownership and Deferral Plan to eliminate provisions in the plan relating to deferral of stock, which will be governed going forward by the new deferred compensation plan described below.

•	The termination of the PC Advisory Corp I Deferred Compensation Plan for Directors (the "Old Deferral Plan").

•	The creation of a new Plum Creek Timber Company, Inc. Deferred Compensation Plan ("New Deferral Plan") for all past (to the extent not paid out) and future deferred compensation covering officers, directors and other participating employees. We will have one trust at Vanguard for all deferred compensation. Going forward, dividends paid on deferred stock (including stock deferred by Directors) will be paid in cash and invested in whatever Vanguard funds the participant elects.

You are currently a participant in the Old Deferral Plan. Please review the enclosed material and elect whether you would like to receive a payout of your Deferred Director Compensation Account Balance or continue to defer amounts in that account under the New Deferral Plan.

Action to be taken by July 18th

•	Complete the Election Form for Payout or Continued Deferral Form.

•	Return Forms to: Ms. Christine Wiltz Plum Creek Timber Company, Inc. 999 Third Ave. Suite 4300 Seattle, WA 98104

Attachments

•	Your Account Balance by Fund as of June 15, 2005.

•	Deferred Compensation Election Form for Payout or Continued Deferral.

•	Plum Creek Timber Company, Inc. Deferral Plan.

If you elect a Payout of your Vanguard Mutual Funds Account Balance:

•	You will receive a check for your account balance.

If you elect to continue to Defer under the New Deferral Plan:

•	You can maintain deferral of the account balance subject to the terms of the New Deferral Plan.

Timing of Payout

The payout is scheduled for late July or August.

Please call Jose Quintana at 206-467-3694 or Paul Stamnes at 206-467-3678 or me at 206-467-3604 if you have any questions.

Sincerely,

James A. Kraft
Senior Vice President, General Counsel and Secretary

Deferred Compensation Election Form for Payout or Continued
Deferral Form

Payout Option:

|_|	I elect payout of my Vanguard Mutual Fund account balance in the PC Advisory Corp I Deferred Compensation Plan for Directors

Continued Deferral Option:

|_|	I elect to continue deferring my account balance under the new Plum Creek Timber Company, Inc. Deferral Plan.

Signature:____________________________ SSN:_______________
Date:________________

Return this form by July 18, 2005 to:
Chris Wiltz; Plum Creek; 999 Third Ave. Suite 4300; Seattle, WA 98104 or fax (206) 467-3747

Seattle, Washington
June 22, 2005

[Director Name and Address]

SUBJECT: Nonqualified Deferred Compensation Plan Changes

Dear [Director Name]:

We are making significant changes to Plum Creek’s nonqualified compensation and deferral plans to meet the requirements of the American Jobs Creation Act of 2004.

As approved at the meeting of the Compensation Committee on May 9, 2005, the following changes are being made:

•	The grant of a one-time election to have some or all deferred director compensation (cash and/or stock) paid out during 2005.

•	The amendment of the Plum Creek Director Stock Ownership and Deferral Plan (the "Old Deferral Plan") to eliminate provisions in the plan relating to deferral of stock, which will be governed going forward by the new deferred compensation plan described below.

•	The termination of the PC Advisory Corp I Deferred Compensation Plan for Directors.

•	The creation of a new Plum Creek Timber Company, Inc. Deferred Compensation Plan ("New Deferral Plan") for all past (to the extent not paid out) and future deferred compensation covering officers, directors and other participating employees. We will have one trust at Vanguard for all deferred compensation. Going forward, dividends paid on deferred stock (including stock deferred by Directors) will be paid in cash and invested in whatever Vanguard funds the participant elects.

You are currently a participant in the Old Deferral Plan. Please review the enclosed material and elect whether you would like to receive a payout of all or a portion of your Deferred Director Compensation Account Balance or continue to defer amounts in that account under the New Deferral Plan.

Action to be taken by July 18th

•	Complete the Election Form for Payout or Continued Deferral Form.

•	Return Forms to: Ms. Christine Wiltz Plum Creek Timber Company, Inc. 999 Third Ave. Suite 4300 Seattle, WA 98104

Attachments

•	Your Account Statement as of June 3, 2005

•	Election Form for Payout or Continued Deferral

•	Plum Creek Timber Company, Inc. Deferral Plan

If you elect a Payout of your Account Balance

•	You will receive shares of Plum Creek Timber Company, Inc. common stock in the form of a stock certificate that will be mailed to your home address. Any fractional shares will be paid in cash.

If you elect to Defer your Account Balance

•	Your shares of Plum Creek common stock will be rolled over to the Plum Creek Stock Fund in the New Deferral Plan.

Any dividends paid on the deferred shares of stock will be deposited based on your current choice of Vanguard Investment options (except that dividends will not be invested in additional shares of Plum Creek common stock and placed in the Plum Creek Stock Fund). Please complete the enclosed Enrollment/Change Form to elect a Vanguard Investment Option.

•	Any fractional shares will be converted to cash and will be deposited based on your current choice of Vanguard Investment options.

Timing of Payout

•	The payout is scheduled for late July or August.

Please call Jose Quintana at 206-467-3694 or me at 206-467-3604 if you have any questions.

Sincerely,

James Kraft
Senior Vice President, General Counsel and Secretary

Election Form for Payout or Continued Deferral Form

|_|	I elect payout of Plum Creek Timber Company, Inc. stock:

Fractional shares, if any, will be paid out in cash.

A Stock Certificate for the whole shares of Plum Creek Timber Company, Inc. will be mailed to you.

|_|	I elect to defer the Plum Creek Timber Company, Inc. stock:

Whole shares will be rolled over to the new Plum Creek Timber Company, Inc. Deferral Plan and put into the Plum Creek Stock Fund.

•	Any dividends paid on the deferred shares of stock will be deposited based on your current choice of Vanguard Investment mix, except that dividends will not be deposited to the Plum Creek Stock Fund.

Fractional shares, if any, will be converted to cash and put into a Vanguard Mutual Fund account in the Deferral Plan.

Signature:____________________________ SSN:       Date: ___________

Return this form by July 18, 2005 to:
Chris Wiltz; Plum Creek; 999 Third Ave. Suite 4300; Seattle, WA. 98104 or fax (206) 467-374